Exhibit 99.1

Fourth Quarter and Full Year 2021 Results Investor Presentation February 14, 2022

Fourth Quarter 2021 | PACW | p. 2 » Strong earnings – net earnings of $136.0 million; net interest income up $24.6 million or 8.9% compared to 3Q21; PPNR of $181.7 million, up 8.3% or $13.9 million compared to 3Q21 » Deposit growth continues – core deposits up 16.3% or $4.6 billion compared to 3Q21 » Strong loan growth – loans up $2.4 billion or 11.8% compared to 3Q21 » Civic momentum continues – originated $480 million compared to $481 million in 3Q21; total loan balance now $1.4 billion » HOA Acquisition – closed on October 8 th ; added approximately $4.1 billion in low - cost, stable deposits » Operating expenses – $170.5 million, excluding acquisition costs of $5.6 million; up given production/performance and addition of HOA business » Credit/Asset Quality – continued improvement; YTD net recoveries of $1.9 million; ACL ratio of 1.20% ex - PPP; classified assets below pre - pandemic levels » Liquidity deployment – deployed approximately $3.8 billion in excess cash into the bond portfolio and loans in 4Q21 » Capital Management – total risk - based capital decreased to 12.69% from 14.36% at 3Q21; Tier 1 capital decreased to 9.32% from 10.65% at 3Q21; decreases due to increase in goodwill from HOA acquisition and deployment of approximately $3.8 billion of excess cash into higher risk - weighted assets Key Fourth Quarter Takeaways

Fourth Quarter 2021 | PACW | p. 3 Fourth Quarter Highlights • $35bn low - cost deposit base • 93% of deposits are core deposits; 41% are noninterest - bearing • Loan to deposit ratio of 65% • ACL ratio of 1.19%; 1.20% excluding PPP loans • Classified loans to total loans of 0.51% • Net charge - offs of $0.2 million • Net charge - offs to average loans and leases of < 1 bp • Classified loans of $116.1mm, a decline of 60% from 2Q20 high • Special mention loans of $391.6mm, a decline of 56% from 1Q20 high • CET1 ratio of 8.86%; Total capital ratio of 12.69% Strong Balance Sheet Profitability • Net earnings of $136.0mm, or $1.14 per diluted share • Pre - provision, pre - tax net revenues (“PPNR”) of $181.7mm (1) • ROAA of 1.34% • ROATE of 22.06% (1) • Net interest income increased $24.6mm or 8.9% compared to 3Q21 • Net interest margin of 3.24% • Loan and lease yield of 4.93% • Cost of deposits of 8 bps • Efficiency ratio of 46.2% • Provision for credit losses benefit of $6mm Growth • Core deposits increased $4.6bn or 16.3% compared to 3Q21 • Total deposits increased $4.4bn or 14.5% compared to 3Q21 • Loan production of $3.4bn at weighted average rate of 3.89% • Loan Growth of $2.4bn or 11.8% compared to 3Q21 • Total assets increased $4.6bn or 12.7% compared to 3Q21 • Closed the purchase of the Homeowners Association Business from MUFG Union Bank, N.A. on October 8 th with approximately $4.1bn of low - cost deposits (1) See “Non - GAAP Measurements” slides starting on page 28.

Fourth Quarter 2021 | PACW | p. 4 Full Year 2021 Highlights • $35bn low - cost deposit base • 93% of deposits are core deposits; 41% are noninterest - bearing • Loan to deposit ratio of 65% • ACL ratio of 1.19%; 1.20% excluding PPP loans • Classified loans to total loans of 0.51% • Net recoveries of $1.9 million • Net recoveries to average loans and leases of (1 bp ) • Classified loans of $116.1mm, a decline of 60% from 2Q20 high • Special mention loans of $391.6mm, a decline of 56% from 1Q20 high • CET1 ratio of 8.86%; total capital ratio of 12.69% Strong Balance Sheet Profitability • Net earnings of $607.0mm, or $5.10 per diluted share • Pre - provision, pre - tax net revenues (“PPNR”) of $660.3mm (1) • ROAA of 1.71% • ROATE of 24.41% (1) • Net interest income increased $89.3mm or 8.8% compared to 2020 • Net interest margin of 3.40% • Loan and lease yield of 5.08% • Cost of deposits of 9 bps • Efficiency ratio of 46.9% • Provision for credit losses benefit of $162mm Growth • PPNR up 2.1% compared to 2020 • Core deposits increased $10.5bn or 47.0% compared to 2020 • Total deposits increased $10.1bn or 40.3% compared to 2020 • Loan production of $9.1bn at weighted average rate of 4.19% • Loan Growth of $3.9bn or 20.2% compared to 2020 • Total assets increased $10.9bn or 37.1% compared to 2020 • Closed the purchase of the Homeowners Association Business from MUFG Union Bank, N.A. on October 8 th with approximately $4.1bn of low - cost deposits (1) See “Non - GAAP Measurements” slides starting on page 28.

Fourth Quarter 2021 | PACW | p. 5 $19.1bn $19.0bn $19.5bn $20.5bn $22.9bn 1.93% 1.63% 1.19% 1.01% 0.88% 4Q20 1Q21 2Q21 3Q21 4Q21 Loans & Leases HFI, Net (4) $24.9bn $28.2bn $29.6bn $30.6bn $35.0bn 0.14% 0.11% 0.10% 0.08% 0.08% 4Q20 1Q21 2Q21 3Q21 4Q21 Core and Total Deposits (1)(2) $5.2bn $5.9bn $7.2bn $9.3bn $10.7bn 2.50% 2.44% 2.23% 2.12% 2.02% 4Q20 1Q21 2Q21 3Q21 4Q21 Total Investments and Yield (3) Balance Sheet Highlights $433.8mm $383.0mm $300.2mm $279.8mm $273.6mm 2.41% 2.14% 1.59% 1.38% 1.20% 4Q20 1Q21 2Q21 3Q21 4Q21 Allowance for Credit Losses (5) (1) ■ Core Deposits ■ Non - core Deposits (2) Line is quarterly cost of average total deposits (3) Line is quarterly yield on average investment securities (4) Line is ALLL as % of loans and leases, excluding PPP loans (5) Line is ACL as % of loans and leases, excluding PPP loans

Fourth Quarter 2021 | PACW | p. 6 $135.7mm $150.1mm $151.8mm $159.4mm $176.1mm 43.6% 46.4% 47.9% 47.2% 46.2% 4Q20 1Q21 2Q21 3Q21 4Q21 Operating Expenses & Efficiency Ratio Profitability Highlights $116.8mm $150.4mm $180.5mm $140.0mm $136.0mm $0.99 $1.27 $1.52 $1.17 $1.14 4Q20 1Q21 2Q21 3Q21 4Q21 Net Earnings & EPS 1.58% 1.94% 2.11% 1.55% 1.34% 19.63% 25.67% 29.25% 21.03% 22.06% 4Q20 1Q21 2Q21 3Q21 4Q21 4Q20 1Q21 2Q21 3Q21 4Q21 ROAA ROATE (1) $163.4mm $156.0mm $154.9mm $167.8mm $181.7mm 2.22% 2.01% 1.81% 1.86% 1.79% 4Q20 1Q21 2Q21 3Q21 4Q21 PPNR & PPNR ROAA (1) (1) See “Non - GAAP Measurements” slides starting on page 28.

Fourth Quarter 2021 | PACW | p. 7 0.14% 0.11% 0.10% 0.08% 0.08% 0.22% 0.15% 0.13% 0.11% 4Q20 1Q21 2Q21 3Q21 4Q21 Cost of Total Deposits PACW Avg. Total Deposits Cost KRX Median Deposits Cost 5.15% 5.20% 5.18% 5.01% 4.93% 4.14% 4.10% 4.04% 4.03% 4Q20 1Q21 2Q21 3Q21 4Q21 Loan and Lease Yield (TE) PACW TE Avg. KRX Median 3.83% 3.69% 3.40% 3.33% 3.24% 3.15% 3.09% 3.02% 2.94% 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Margin (TE) PACW Reported TE NIM KRX Median NIM $259.2mm $261.3mm $266.3mm $275.8mm $300.4mm 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Income Growing Net Interest Income Source: S&P Global Market Intelligence. Peer data is through 3Q21. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Fourth Quarter 2021 | PACW | p. 8 8.00% 6.00% 4.50% 10.50% 8.50% 7.00% 12.69% 9.32% 8.86% Total Capital Tier 1 capital CET1 Capital Minimum Capital Conservation Buffer PACW Capital Ratios Capital Levels Key Highlights in 2021 ▪ Generated significant earnings of $607.0 million; offset by increase in goodwill from acquisitions and increase in risk - weighted assets of $5.8 billion from excess liquidity deployment ▪ 1Q21 decrease due primarily to the increase in goodwill from Civic acquisition ▪ 2Q21 increase due to sub - debt capital raise of $400 million at 3.25% at the Bank level ▪ 3Q21 decrease due to approximately $3.0 billion of excess cash deployed into higher risk - weighted assets ▪ 4Q21 decrease due to increase in goodwill from HOA acquisition and deployment of approximately $3.8 billion in excess cash into higher risk - weighted assets ▪ Planning to maintain capital levels higher than pre - pandemic levels for added optionality/flexibility to fund growth opportunities ▪ 4Q21 dividend of $0.25 per share, consistent since May 2020 $530mm $234mm $624mm Capital in Excess of Conservation Buffer $19.77 $21.05 $20.39 $21.95 $22.57 $21.31 9.78% 10.53% 10.39% 10.41% 10.15% 8.86% 12.41% 13.76% 13.60% 14.99% 14.36% 12.69% 4Q19 4Q20 1Q21 2Q21 3Q21 4Q21 Tangible BV and Capital Ratios Tangible BV per Share CET1 Capital Total Capital

Fourth Quarter 2021 | PACW | p. 9 » Key Initiatives • Maturation of Civic • Acquisition of HOA business • Excess liquidity deployment at measured pace • Digital innovation » Looking Ahead • Organic growth – continuing investment in existing business lines • Disciplined strategic growth – any acquisition should add new products, talent and/or markets; striving for better not just bigger • Capital management – maintaining focus on solid balance sheet; have optionality to take advantage of opportunities as they arise Strategic Approach for Sustainable EPS Growth

Fourth Quarter 2021 | PACW | p. 10 $ Digital Innovation CLIENT - CENTRIC DIGITAL EXPERIENCE Simplified Digital Account Opening • Reimagined Experience Leveraging Data - driven Insights • Electronic Signatures and Records • Digital Forms Stronger Client Relationships Increased Cross - Selling Opportunities Seamless and Contextual Client Experience Accelerated Innovation Streamlined API Connectivity provides Flexibility and Choice • Accounting and ERP Platform Connectivity • HOA Platform Connectivity Delivers Segment Depth • Enhanced Payment Capability via Connectivity Solutions Modernized and Intuitive Digital Experience Across the Client Journey • Online and Mobile Banking • Merchant Services • Virtual Cards • Foreign Exchange ONBOARD | CONNECT | TRANSACT Leverage FinTech Partnerships to Deliver Digital Solutions Across the Client Journey

Fourth Quarter 2021 | PACW | p. 11 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 3,762$ 17% 4,097$ 21% Income producing and other residential 7,416 32% 3,803 20% Total Real Estate Mortgage 11,178 49% 7,900 41% RE Construction & Land: Commercial 833 4% 1,117 6% Residential 2,604 11% 2,243 12% Total RE Construction & Land 3,437 15% 3,360 18% Total Real Estate 14,615 64% 11,260 59% Commercial: Asset-based 4,075 18% 3,429 18% Venture capital 2,321 10% 1,699 9% Other commercial 1,472 6% 2,375 12% Total Commercial 7,868 34% 7,503 39% Consumer 458 2% 320 2% Total Loans HFI (1) 22,941$ 100% 19,083$ 100% Unfunded commitments 9,006$ 7,601$ 12/31/2021 12/31/2020 Commercial mortgage 17% Income producing and other residential 32% Commercial construction 4% Residential construction 11% Asset - based 18% Venture capital 10% Other commercial 6% Consumer 2% As of December 31, 2021 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Fourth Quarter 2021 | PACW | p. 12 ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance 2,618$ 64% 2,096$ 61% Equipment Finance 681 17% 700 20% Premium Finance 586 14% 439 13% Other 190 5% 194 6% Total Asset-Based 4,075$ 100% 3,429$ 100% 12/31/2021 12/31/2020 Other Commercial, $2,430mm, 17% SBA , $624mm , 4% Hotel , $593mm , 4% Income Producing Residential, $4,647mm, 32% Healthcare , $116mm , 1% Other Residential , $2,769mm , 19% Construction & Land , $3,437mm , 23% Real Estate ($14.6B) Lender Finance $2,618mm , 64% Equipment Finance $681mm , 17% Premium Finance $586mm , 14% Other $190mm , 5% Asset - Based ($4.1B) Diversified Loan and Lease Portfolio (1) Civic portfolio comprised of $637mm income producing residential, $422mm construction & land and $319mm other residential at 12/31/21. (2) Of which land represents $152 million and $167 million at 12/31/21 and 12/31/20. (3) Comprised of 43% office, 21% industrial, 17% retail and 19% other at 12/31/21. ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential (1) 4,647$ 32% 3,718$ 33% Construction & Land (1)(2) 3,437 23% 3,360 30% Other Residential (1) 2,769 19% 85 1% Other Commercial (3) 2,430 17% 2,748 24% SBA 624 4% 600 5% Hotel 593 4% 572 5% Healthcare 116 1% 177 2% Total Real Estate 14,616$ 100% 11,260$ 100% 12/31/2021 12/31/2020

Fourth Quarter 2021 | PACW | p. 13 ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,707$ 74% 1,033$ 61% Venture Lending 614 26% 666 39% Total Venture Capital 2,321$ 100% 1,699$ 100% 12/31/2021 12/31/2020 ($ in millions) $ Mix $ Mix Other Commercial: Secured Business Loans 486$ 33% 430$ 18% Unsecured Business Loans 331 22% 245 9% Municipal 248 17% 132 6% Paycheck Protection Program 157 11% 1,057 45% Security Monitoring 90 6% 329 14% Other 160 11% 182 8% Total Other Commercial 1,472$ 100% 2,375$ 100% 12/31/2021 12/31/2020 Paycheck Protection Program , $157mm , 11% Secured Business Loans , $486mm , 33% Security Monitoring , $90mm , 6% Unsecured Business Loans , $331mm , 22% Municipal , $248mm , 17% Other , $160mm , 11% Other Commercial ($1.5B) Equity Fund Loans , $1,707mm , 74% Venture Lending , $614mm , 26% Venture Capital ($2.3B) Diversified Loan and Lease Portfolio

Fourth Quarter 2021 | PACW | p. 14 $1,131 $1,232 $1,662 $2,406 $3,373 $1,354 $1,023 $1,664 $1,349 $1,917 $0 $381 $0 $0 $0 $1,330 $1,635 $1,969 $1,733 $2,000 $957 $1,067 $802 $1,014 $845 $2,485 $2,636 $3,326 $3,755 $5,290 $2,287 $2,702 $2,771 $2,747 $2,845 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 4Q20 1Q21 2Q21 3Q21 4Q21 Avg. Rate on Production Millions Production Disbursements PPP Loans Payoffs Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 4Q21 5,290$ 2,845$ 2,445$ 3.89% 4Q21 20,511$ 22,942$ 2,431$ 3Q21 3,755 2,747 1,008 4.24% 3Q21 19,506 20,511 1,005 2Q21 3,326 2,771 555 4.55% 2Q21 18,979 19,506 527 1Q21 2,636 2,702 (66) 4.36% 1Q21 19,083 18,979 (104) 4Q20 2,485 2,287 198 4.41% 4Q20 19,026 19,083 57 Loan and Lease Production of $3.4 Billion in 4Q21 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 38 basis points to loan yields in 2021 and 25 basis points in 2020. (2) Net of deferred fees and costs. (3) “Quarterly Change” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs, loan sales and loans acquired through acquisitions.

Fourth Quarter 2021 | PACW | p. 15 Multi - Family Apts, 66% Condominiums , 4% Hotel , 5% Office, 5% Industrial , 3% Retail , 1% Mixed - Use, 3% Land & Other, 5% SFR , 8% Commitments by Property Type Construction & Land Loans New Jersey , 3% Other, 14% Florida, 6% Wash DC, 2% New York, 12% Colorado 7% Washington, 3% California, 47% Virginia, 3% Arizona, 3% Commitments by State Commitment Amount Count 12/31/21 Commitment 12/31/21 Outstanding 12/31/21 % of Tota l Civic 1,089 565mm 511mm 15% $0 ~ $10mm 106 $ 425mm $ 248mm 7% $10mm ~ $25mm 59 915mm 516mm 15% $25mm ~ $50mm 53 2,004mm 857mm 25% $50mm ~ $100mm 34 2,271mm 773mm 22% $100mm ~ $181mm 12 1,477mm 532mm 16% Total 1,353 $ 7,657mm $ 3,437mm LTC 40% - 50%, 7% LTC 50% - 60%, 44% LTC 60% - 70%, 34% LTC > 70%, 15% (2) Commitments By Loan - To - Cost Range (1) Risk Rating Count 12/31/21 Tota l Pass/Watch 1,338 $ 3,363mm Special Mention 7 69mm Classified 8 5mm Total 1,353 $ 3,437mm (1) Excludes land and Civic commitments. (2) 69% of loans with LTC > 70% are for low income housing projects.

Fourth Quarter 2021 | PACW | p. 16 California, 44% Colorado , 9% Florida , 8% Virginia , 4% Arizona , 3% New York , 8% Washington , 4% Others , 14% Nevada , 3% Illinois , 3% $5.1bn (1) MF Construction Commitments Multi - Family Loans Principal Balance Amount Count 12/31/21 Tota l 12/31/21 % of Tota l $0 ~ $5mm 3,627 2,451mm 53% $5mm ~ $10mm 169 1,130mm 24% $10mm ~ $30mm 49 734mm 16% $30mm ~ $171mm 4 332mm 7% Total 3,849 $ 4,647mm California, 71% Washington , 6% Florida , 3% Oregon , 3% Texas , 3% Colorado , 2% Others , 12% $4.6bn (2) Income Producing Residential Portfolio By State Income Producing Residential (1) MF construction commitments have an average loan - to - cost ratio of 63% as of December 31, 2021. (2) $1.3bn, or approximately 29%, of MF portfolio is 50% risk - weighted. (3) Included in MF construction commitments are $1.2bn of commitments to build low income housing MF projects with a weighted average LTC of 73%. LTC > 70% , 18% LTC 20% - 50% , 3% LTC 50% - 60% , 42% LTC 60% - 70% , 37% MF Construction Commitments By Loan - To - Cost Range (3) Risk Rating Count 12/31/21 Tota l Pass/Watch 3,811 $ 4,618mm Special Mention 9 18mm Classified 29 11mm Total 3,849 $ 4,647mm

Fourth Quarter 2021 | PACW | p. 17 Security Monitoring Loans ▪ Discontinued new originations in October 2019 due to new technology disrupting the security alarm business. ▪ 89% of loans are to residential security providers and 11% are to commercial security providers. ▪ Portfolio declined by $239mm (10 loans) or 73% in 2021. ▪ Net charge - offs of $2.9mm in 2021. ▪ $62mm or 70% of the portfolio are SNCs. ▪ 4.26% WAC; 100% variable rate; WAM 16 months. ▪ $9.3mm of unfunded commitments; subject to an availability formula based upon eligible recurring monthly revenue (net available credit is $1.2mm). Risk Rating Count 12/31/21 Tota l Pass/Watch 8 $ 76mm Special Mention - - Classified 3 14mm Total 11 $ 90mm Principal Balance Amount Count 12/31/21 Tota l < $5mm 7 $ 15mm $5mm ~ $10mm 3 21mm $40mm ~ $55mm 1 54mm Total 11 $ 90mm $2mm (1) $22mm $57mm $ 9mm 2021 2022 2023 2024 Contractual Maturity Table $619 $539 $499 $411 $329 $206 $207 $160 $90 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Security Monitoring Loans 84% decrease (1) Loan in process of collection

Fourth Quarter 2021 | PACW | p. 18 COVID - Sensitive Portfolios Amounts in 000s Portfolio Classified Special Mention Pass Total % of Total Loans and Leases Hotel (1) $ 14,867 $ 198,685 $ 708,727 $ 922,279 4.0% Retail Commercial RE 215 1,415 400,504 402,134 1.8% Commercial Aviation - 57,795 174,105 231,900 1.0% Restaurant 7,093 22,427 115,979 145,499 0.6% Total $ 22,175 $ 280,322 $ 1,399,315 $ 1,701,812 7.4% 1.3% 16.5% 82.2 % Office Portfolio ▪ Continue to monitor this portfolio closely given the potential future implications of changes in the demand for office space due to remote/hybrid working arrangements; no impacts to date. ▪ Total office portfolio at December 31, 2021 is $1.2 billion (CRE, Construction, SBA) or 5.5% of total loans and leases. 64% of office portfolio is located in California. ▪ 99.7% of the portfolio is pass rated; $0.6 million of classified loans and $2.7 million of special mention loans at December 31, 2021. ▪ Weighted average loan - to - cost for office construction loans is 54.7%. ▪ Despite sensitivity to the COVID pandemic, these portfolios have performed better than expected; continue to monitor closely. ▪ Total net charge - offs on these portfolios since 1Q20 have amounted to $4.6 million. (1) Includes Hotel CRE of $593 million, Hotel Construction of $301 million and Hotel SBA of $28 million.

Fourth Quarter 2021 | PACW | p. 19 ($ in millions) Variable Loans by Rate Index Amount % of Total Variable 1 - month LIBOR $3,617 3 - month LIBOR 146 6 - month LIBOR 220 12 - month LIBOR 162 Total LIBOR - based Loans $4,145 38% SOFR 5,213 48% Other Index 1,003 9% Prime Rate 566 5% Total Variable Loans $10,927 100% Interest Rate Components of the Loan and Lease Portfolio Fixed - Rate, 34% Variable - Rate, 47% Hybrid, 19% Loan Portfolio by Repricing Type 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% - 2.00 4.00 6.00 8.00 10.00 Floor is "In the Money" Now Increase 50 bps Increase 100 bps Increase 150 bps Increase 200 bps Increase 250 bps Increase 300 bps % of Variable Rate Loans Cumulative Balance ($ bn’s ) Billions Amount of Rate Increase Floor Analysis - Variable Rate Loans Loan Book % of Total Variable $2,151mm $568mm $2,399mm $6,894mm 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing

Fourth Quarter 2021 | PACW | p. 20 Interest Rate Sensitivity Balance Sheet Positioning • 4Q21 low - cost average deposit base of $34.8 billion at 8 bps • Balance sheet provides opportunities for re - mixing of earning assets • Well - positioned balance sheet for increases in interest rates • As of 12/31/21: • Cash and cash equivalents were 11% of earning assets • AFS securities were 25% of earning assets • Loans and leases were 60% of earning assets • Loans to deposits ratio of 65% Interest - bearing, 59% Noninterest bearing, 41% Deposits by Type • Base case above is static balances applying forward rate curve as of 12/31/21 (which assumes 3 rate hikes) • The base case would be an increase of ~ $64 million or 5.8% over actual 2021 NII • Based on static 12/31/21 balances using the forward curve, forecasted 12 - month NII is at $1.18 billion and the corresponding NIM is at 3.17% • Up/down scenarios above are based on instantaneous rate shocks • A 100 bps instantaneous rate hike applied on the forward curve increases 12 - month NII by 5.7% and the 12 - month NIM by 18 bps Business Model Fixed - Rate, 34% Variable - Rate, 47% Hybrid, 19% Loan Portfolio by Repricing Type Balance Sheet Positioning & Interest Rate Sensitivity Forecasted Forecasted Forecasted Net Interest 12/31/2021 Net Interest Percentage Net Interest Margin 12M NII Income Change Margin Change Interest Rate Scenario (Tax Equivalent) From Base (Tax Equivalent) From Base (In millions) Up 300 basis points 1,404.6$ 18.70% 3.76% 0.59% Up 200 basis points 1,328.9$ 12.30% 3.56% 0.39% Up 100 basis points 1,251.3$ 5.74% 3.35% 0.18% BASE CASE 1,183.4$ 0.00% 3.17% —% Down 25 basis points 1,180.6$ -0.23% 3.16% (0.01)% Down 50 basis points 1,156.3$ -2.29% 3.10% (0.07)% Down 100 basis points 1,136.4$ -3.97% 3.04% (0.13)% Down 200 basis points 1,122.1$ -5.18% 3.01% (0.16)% Down 300 basis points 1,122.1$ -5.18% 3.01% (0.16)%

Fourth Quarter 2021 | PACW | p. 21 $18.8mm $2.7mm ($5.2mm) $0.4mm $0.2mm 0.45% 0.37% 0.27% 0.09% - 0.01% 0.40% 0.06% - 0.11% 0.01% 0.00% 4Q20 1Q21 2Q21 3Q21 4Q21 Net Charge - offs/(Recoveries) (3) Key Credit Quality Trends $91.2mm $67.7mm $56.8mm $64.5mm $61.2mm 0.48% 0.36% 0.29% 0.31% 0.27% 4Q20 1Q21 2Q21 3Q21 4Q21 Nonaccrual Loans and Leases (1) (1) Line is as a percentage of total loans and leases (2) Line is as a percentage of total loans and leases and foreclosed assets (3) ■ Net charge - offs/(recoveries) for quarter ■ Trailing 12 months net C/O % ■ Net C/O as a % of average loans land leases (annualized) $105.2mm $82.0mm $70.0mm $77.9mm $74.0mm 0.55% 0.43% 0.36% 0.38% 0.32% 4Q20 1Q21 2Q21 3Q21 4Q21 Nonperforming Assets (2) $265.3mm $163.1mm $147.3mm $141.6mm $116.1mm 1.39% 0.86% 0.75% 0.69% 0.51% 4Q20 1Q21 2Q21 3Q21 4Q21 Classified Loans and Leases (1)

Fourth Quarter 2021 | PACW | p. 22 $182 $434 $274 $166 $84 $84 $(87) $5 $(138) $(3) $15 $2 $(36) 1/1/2020 Economic Forecast Individually Evaluated Loan Downgrades Net Charge- offs Other, net 12/31/2020 Economic Forecast Individually Evaluated Loan Downgrades Net Recoveries Other, net 12/31/2021 Changes in the Allowance for Credit Losses (ACL) (in millions) Current Expected Credit Losses (CECL) ▪ Provision benefit driven by changes in qualitative component, improved economic forecast and improving credit quality metrics. ▪ Used the Moody’s Consensus Scenario Forecast dated December 2021 for 4Q21. ▪ No significant changes to CECL model or process. ▪ Decline in ACL ratio trending with continuing improvement in credit quality metrics. ▪ Trending back to pre - pandemic levels. ▪ ACL and ALLL ratios were 0.97% and 0.70% at adoption of CECL on 1/1/20. Twelve Months of 2020 Twelve Months of 2021 (1) Line is ACL as a % of loans and leases, excluding PPP loans. (2) Other, net includes loan upgrades, loan balance changes and qualitative adjustments. (2) (2) $112.0mm $120.0mm $97.0mm $10.0mm - $48.0mm - $88.0mm - $20.0mm - $6.0mm 1.63% 2.06% 2.48% 2.41% 2.14% 1.59% 1.38% 1.20% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Provision for Credit Losses (1)

Fourth Quarter 2021 | PACW | p. 23 Noninterest - bearing demand Interest checking Money market Savings deposits Non - core non - maturity deposits Time deposits $250,000 and under Time deposits over $250,000 December 31, 2021 Noninterest - bearing demand Interest checking Money market Savings deposits Non - core non - maturity deposits Time deposits $250,000 and under Time deposits over $250,000 December 31, 2020 ($ in millions) Deposit Category Average $ Year-End $ Mix Average $ Year-End $ Mix Noninterest-bearing demand 12,110$ 14,543$ 41% 8,517$ 9,194$ 37% Interest checking 7,145 7,320 21% 4,306 5,975 24% Money market 7,831 10,241 29% 5,611 6,533 26% Savings 607 631 2% 539 563 2% Total core deposits 27,693 32,735 93% 18,973 22,265 89% Non-core non-maturity deposits 1,066 890 3% 1,025 1,149 5% Total non-maturity deposits 28,759 33,625 96% 19,998 23,414 94% Time deposits $250,000 and under 922 886 3% 1,538 994 4% Time deposits over $250,000 550 487 1% 631 533 2% Total time deposits 1,472 1,373 4% 2,169 1,527 6% Total deposits (1) 30,231$ 34,998$ 100% 22,167$ 24,941$ 100% At or For the Year Ended December 31, 2021 At or For the Year Ended December 31, 2020 Deposit Detail (1) Does not include $1.4 billion and $1.3 billion of client investment funds held at December 31, 2021 and December 31, 2020, respectively. Core: 93% Core: 89%

Fourth Quarter 2021 | PACW | p. 24 $5.2bn $5.9bn $7.2bn $9.3bn $10.7bn 4.5 4.8 5.1 4.8 4.8 2.50% 2.44% 2.23% 2.12% 2.02% 6.7 6.9 7.0 6.2 5.9 4Q20 1Q21 2Q21 3Q21 4Q21 TE Yield, Avg. Life & Effective Duration Investments Effective Duration (Yrs) TE Yield Average Life (Yrs) Diversified Investment Portfolio (1) Fair value at 12/31/21 (2) Yield is for 4Q21 Asset - backed Securities , $130mm , 1% Agency Residential MBS , $2,898mm , 27% Agency Residential CMOs , $1,038mm , 10% Agency Commercial MBS , $1,689mm , 16% Private Residential CMOs , $264mm , 2% Corporate Securities , $527mm , 5% Municipal Securities , $2,316mm , 22% Collateralized Loan Obligations , $385mm , 4% Other, $30mm, 0% Private Commercial MBS , $450mm , 4% U.S. Treasuries , $967mm , 9% $10.7 Billion Total Investment Portfolio (1) 2.02% overall portfolio tax equivalent yield (2) Fourth Quarter Activity ▪ Purchased $1.8 billion in 4Q21: ▪ Average tax - equivalent yield of 1.94% ▪ Weighted average life of 7.7 years ▪ Effective duration of 6.7 years

Fourth Quarter 2021 | PACW | p. 25 $12.5bn $15.9bn $16.3bn $16.2bn $22.3bn $32.7bn $15.9bn $18.9bn $18.9bn $19.2bn $24.9bn $35.0bn 2016 2017 2018 2019 2020 2021 Core and Total Deposits (2) Historical Financial Trends $21.9bn $25.0bn $25.7bn $26.8bn $29.5bn $40.4bn 2016 2017 2018 2019 2020 2021 Total Assets 12.31% 10.91% 10.01% 9.78% 10.53% 9.32% 15.56% 13.75% 12.72% 12.41% 13.76% 12.69% 2016 2017 2018 2019 2020 2021 Tier 1 & Total Risk Based Capital Ratios (1) $352.0mm $358.0mm $465.0mm $469.0mm $232.0mm $607.0mm 2016 2017 2018 2019 2020 2021 Net Earnings (3) (1) ■ Tier 1 capital ratio (2) ■ Core deposits (3) 2020 amount excludes goodwill impairment of $1.47 billion in 1Q20

Fourth Quarter 2021 | PACW | p. 26 Delivering Shareholder Value $18.71 $18.24 $18.02 $19.77 $21.05 $21.31 2016 2017 2018 2019 2020 2021 Tangible Book Value Per Share 82% 4% 363% 37% 30% 325% 1 Year 5 Years 10 Years Total Shareholder Return (1) $2.90 $2.91 $3.72 $3.90 $1.97 $5.10 2016 2017 2018 2019 2020 2021 Earnings Per Share (2) 16.25% 15.75% 22.25% 21.49% 10.36% 24.41% 2016 2017 2018 2019 2020 2021 Return on Average Tangible Equity (1) ■ PACW TSR; ■ Banks in KRX Index TSR (Source: S&P Market Intelligence) (2) 2020 excludes goodwill impairment of $1.47 billion

Fourth Quarter 2021 | PACW | p. 27 - Community development investments (LIHTC, SBIC, etc.) balance of $697 million at 12/31/21 - Outstanding CRA rating (last 2 exam cycles covering 6 years) Commitment to ESG - Issued our first Corporate Social Responsibility Report in April 2021; available at 2020 Corporate Responsibility Report - Board Oversight, Executive Management ESG Committee and working groups continue to drive enhancements in our program and reporting - Aligning our reporting to GRI and SASB Frameworks - Have a SVP of Diversity and Inclusion - Comprehensive Enterprise Risk Management program with mature BSA, cybersecurity and data privacy programs - Strong corporate governance with 92% independent directors, separate Chairman and CEO roles and all board committees chaired by independent directors - Expect to complete a climate risk impact assessment in 2022 43% 57% 8% 12% 28% 1% 2% 49% All Staff Gender All Staff Race ■ Female ■ Male ■ African American or Black ■ American Indian/Alaskan Native* ■ Asian ■ Hispanic or Latino ■ Native Hawaiian or Other Pacific Islander ■ Two or more races ■ White * Representation <1% Our ESG Journey Community Reinvestment Diversity & Inclusion - 12/31/21

Fourth Quarter 2021 | PACW | p. 28 Product Offerings Community Banking National Lending Venture Banking • Attractive branch network with 69 full service branches in California and one in Denver, Colorado • Offers a full suite of deposit products and services, including on - line banking • Business lending products: includes secured business, asset - based and tax - exempt loans • Real estate lending products: includes multifamily, commercial real estate and construction loans • Limited consumer loan offerings • Borrower relationships generally include a deposit relationship • Specialized suite of products for HOA industry • Diversified by loan and lease type, geography and industry o Asset - Based Lending (ABL) ▪ Lender Finance, Equipment Financing and Premium Finance o Commercial Real Estate ▪ Multifamily, Hotel, Office, Retail, Industrial, SBA and Construction • Focus on small to middle - market businesses nationally • Expertise in niche segments (aviation lending and corporate finance) limits new competitors • Borrower relationships may include deposit accounts and treasury services • Four product offerings: Technology, Life Sciences, Fund Finance, Structured Finance • National business with offices located in key innovative hubs across the United States • Offers a comprehensive suite of financial services for venture - backed companies and their venture capital and private equity investors • Provides comprehensive treasury management solutions, including credit cards, international - related products and asset management services to clients • Borrower relationships almost always include a deposit relationship • Branch office in Durham, North Carolina Civic Financial Services • Four product offerings: Construction – Renovation, Construction – Bridge, SFR For - Rent, Multi - family • Lends to investors who want to renovate and “flip” property or rent property • Offices located in 11 states; make loans in 28 states • Headquartered in Redondo Beach, CA • Subsidiary of Pacific Western Bank

Fourth Quarter 2021 | PACW | p. 29 Durham, NC Los Angeles, CA Nationwide Lender Combined with California Branch Network Chevy Chase, MD Chicago, IL Denver, CO New York, NY Boston, MA Minneapolis, MN Austin, TX Campbell, CA Menlo Park, CA San Francisco, CA National Lending office Venture Banking office Community Banking branch Primary offices in 14 states San Diego, CA

Fourth Quarter 2021 | PACW | p. 30 Company History of Quality Growth 2014 2015 2016 2017 2018 2019 Sold PWEF Leasing Growth Initiatives De - Risking Initiatives New National Construction Lending Team New Multi - Family Lending Team Square 1 Acquisition CapitalSource Acquisition New Tax - Exempt Lending Team CUB Acquisition Colorado Market Expansion 4Q19 Strengthened construction lending criteria - lower loan - to - cost ratio Began to reduce exposure to Healthcare Real Estate Sold $1.5bn of Cash Flow Loans Began to emphasize Equity Fund Loans in Venture Banking Sold Celtic Capital Discontinued originating Security Monitoring and NL Healthcare RE loans 2020 2021 Civic Acquisition 2/1/21 Pandemic – intensely managed loan portfolio HOA Business Acquisition (10/8/21) 1998 1998~2013 Completed 26 Acquisitions 1998 Bank Formed with Merger of 2 Banks

Fourth Quarter 2021 | PACW | p. 31 ($ in thousands, except per share amounts) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Tangible Common Equity Ratio & Tangible Book Value Per Share Stockholders' equity 3,999,630$ 3,918,434$ 3,846,681$ 3,654,137$ 3,594,951$ Less: Intangible assets 1,450,693 1,219,651 1,222,541 1,225,404 1,102,311 Tangible common equity 2,548,937$ 2,698,783$ 2,624,140$ 2,428,733$ 2,492,640$ Total assets 40,443,344$ 35,885,676$ 34,867,987$ 32,856,533$ 29,498,442$ Less: Intangible assets 1,450,693 1,219,651 1,222,541 1,225,404 1,102,311 Tangible assets 38,992,651$ 34,666,025$ 33,645,446$ 31,631,129$ 28,396,131$ Equity to assets ratio 9.89% 10.92% 11.03% 11.12% 12.19% Tangible common equity ratio (1) 6.54% 7.79% 7.80% 7.68% 8.78% Book value per share 33.45$ 32.77$ 32.17$ 30.68$ 30.36$ Tangible book value per share (2) 21.31$ 22.57$ 21.95$ 20.39$ 21.05$ Shares outstanding 119,584,854 119,579,566 119,555,102 119,105,642 118,414,853 Return on Average Tangible Equity Net earnings 136,045$ 139,996$ 180,512$ 150,406$ 116,830$ Add: intangible amortization 3,876 2,890 2,889 3,079 3,172 Adjusted net earnings 139,921$ 142,886$ 183,401$ 153,485$ 120,002$ Average stockholders' equity 3,954,267$ 3,916,621$ 3,739,042$ 3,617,248$ 3,536,425$ Less: Average intangible assets 1,437,780 1,221,253 1,224,208 1,192,780 1,103,945 Average tangible common equity 2,516,487$ 2,695,368$ 2,514,834$ 2,424,468$ 2,432,480$ Return on average equity 13.65% 14.18% 19.36% 16.86% 13.14% Return on average tangible equity (3) 22.06% 21.03% 29.25% 25.67% 19.63% (1) Tangible common equity divided by tangible assets (2) Tangible common equity divided by shares outstanding (3) Annualized adjusted net earnings divided by average tangible common equity Non - GAAP Measurements The Company uses certain non - GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non - GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non - GAAP financial measures used by other companies. The table below presents reconciliations of certain GAAP to non - GAAP financial measures:

Fourth Quarter 2021 | PACW | p. 32 ($ in thousands) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 PPNR and PPNR Return on Average Assets Net earnings 136,045$ 139,996$ 180,512$ 150,406$ 116,830$ Add: Provision for credit losses (6,000) (20,000) (88,000) (48,000) 10,000 Add: Income tax expense 51,632 47,770 62,417 53,556 36,546 Pre-provision, pre-goodwill impairment, pre-tax net revenue ("PPNR") 181,677$ 167,766$ 154,929$ 155,962$ 163,376$ Average assets 40,358,147$ 35,871,664$ 34,326,112$ 31,415,882$ 29,334,789$ Return on average assets (1) 1.34% 1.55% 2.11% 1.94% 1.58% PPNR return on average assets (2) 1.79% 1.86% 1.81% 2.01% 2.22% (1) Annualized net earnings divided by average assets (2) Annualized PPNR divided by average asets Three Months Ended Non - GAAP Measurements The table below presents reconciliations of certain GAAP to non - GAAP financial measures. PPNR represents pre - provision, pre - tax net revenue and excludes goodwill impairment.

Fourth Quarter 2021 | PACW | p. 33 Bank Holding Companies and Banks in the KRX Index Total Assets ( in billions ) Source: S&P Global Market Intelligence. Total assets as of September 30, 2021. Banks in the KRX Index as of December 31, 2021. 1 Popular, Inc. BPOP $ 74.189 26 Simmons First National Corporation SFNC $ 23.226 2 East West Bancorp Inc. EWBC $ 60.959 27 Bank of Hawaii Corporation BOH $ 22.965 3 Synovus Financial Corp. SNV $ 55.509 28 Ameris Bancorp ABCB $ 22.533 4 Western Alliance Bancorporation WAL $ 52.775 29 Glacier Bancorp, Inc. GBCI $ 21.314 5 Cullen/Frost Bankers, Inc. CFR $ 47.860 30 First Bancorp FBP $ 21.256 6 Wintrust Financial Corporation WTFC $ 47.832 31 Pacific Premier Bancorp, Inc. PPBI $ 21.005 7 Valley National Bancorp VLY $ 41.278 32 Atlantic Union Bankshares AUB $ 19.936 8 South State Corporation SSB $ 40.904 33 Cathay General Bancorp CATY $ 19.860 9 F.N.B. Corporation FNB $ 39.361 34 Washington Federal, Inc. WAFD $ 19.651 10 UMB Financial Corporation UMBF $ 37.554 35 United Community Banks, Inc. UCBI $ 19.481 11 Pinnacle Financial Partners, Inc. PNFP $ 36.524 36 First Interstate Bancsystem , Inc. FIBK $ 19.372 12 Prosperity Bancshares, Inc. PB $ 36.512 37 Columbia Banking Systems, Inc. COLB $ 18.602 13 Texas Capital Bankshares , Inc. TCBI $ 36.404 38 Hope Bancorp, Inc. HOPE $ 17.799 14 PacWest Bancorp PACW $ 35.886 39 Home Bancshares, Inc. HOMB $ 17.765 15 Webster Financial Corporation WBS $ 35.374 40 Eastern Bankshares , Inc. EBC $ 17.461 16 Hancock Whitney Corporation HWC $ 35.318 41 Trustmark Corporation TRMK $ 17.365 17 BankUnited , Inc. BKU $ 35.306 42 CVB Financial Corp. CVBF $ 16.202 18 Commerce Bankshares , Inc. CBSH $ 34.498 43 First Financial Bancorp FFBC $ 15.957 19 Associated Banc - Corp ASB $ 34.440 44 WSFS Financial Corporation WSFS $ 15.376 20 Cadence Bank CADE $ 28.060 45 Community Bank Systems, Inc. CBU $ 15.331 21 United Bankshares , Inc. UBSI $ 27.508 46 Independent Bank Corp. INDB $ 14.533 22 Fulton Financial Corporation FULT $ 26.391 47 Provident Financial Services, Inc. PFS $ 13.392 23 Bank OZK OZK $ 26.143 48 First Financial Bankshares , Inc. FFIN $ 12.543 24 First Hawaiian Inc. FHB $ 25.548 49 First Commonwealth Financial Corporation FCF $ 9.478 25 Old National Bancorp ONB $ 24.019 50 Brookline Bancorp, Inc. BRKL $ 8.313

Fourth Quarter 2021 | PACW | p. 34 This communication contains certain forward - looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about future financial and operational results, expectations, or intentions are forward - looking statements. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. The ongoing COVID - 19 pandemic has adversely affected PacWest Bancorp, its employees, customers and third - party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity and prospects is uncertain. The risks from the COVID - 19 pandemic have decreased as the pandemic subsides, however, new variants may continue to impact key macro - economic indicators such as unemployment and GDP and may have a material impact on our allowance for credit losses and related provision for credit losses. Continued deterioration in general business and economic conditions could adversely affect PacWest Bancorp’s revenues and the values of its assets and liabilities, including goodwill, lead to a tightening of credit and increase stock price volatility. In addition, PacWest Bancorp’s results could be adversely affected by changes in interest rates, sustained high unemployment rates, deterioration in the credit quality of its loan portfolio or in the value of the collateral securing those loans, deterioration in the value of its investment securities and legal and regulatory developments. Actual results may differ materially from those set forth or implied in the forward - looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward - Looking Statements